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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):   August 3, 1998



                               i-STAT CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        0-19841                 22-2542664
    --------                        -------                 ----------
  (State or Other Jurisdiction of   (Commission             (I.R.S. Employer
  Incorporation or Organization)    File Number)            Identification No.)



                   303A College Road East, Princeton, NJ 08540
                   -------------------------------------------
                    (Address of Principal Executive Offices)



                                 (609) 243-9300
                                 --------------
              (Registrant's telephone number, including area code)





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Item 5.        Other Events
               ------------

         On August 3, 1998, i-STAT Corporation, a Delaware corporation (the "Company") and Abbott Laboratories, an Illinois corporation (the "Purchaser"), executed a Common Stock Purchase Agreement (the "Stock Purchase Agreement"), a Standstill Agreement (the "Standstill Agreement"), a Funded Research & Development and License Agreement (the "Research Agreement") and a Marketing and Distribution Agreement (the "Distribution Agreement"). At the closing under the Stock Purchase Agreement, the Company and the Purchaser will also enter into a Registration Rights Agreement (the "Registration Rights Agreement" and together with the Stock Purchase Agreement, the Standstill Agreement, the Research Agreement and the Distribution Agreement, the "Alliance Agreements"). The closing under each of the Alliance Agreements is conditioned upon the closing under each of the other Alliance Agreements (which closings shall together be referred to as the "Closing") and is expected to occur on or before the fifth business day after the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and satisfaction or waiver of applicable closing conditions, including, without limitation, the receipt by each party of all authorizations, waivers, consents, approvals, licenses, franchises and permits by or of all persons necessary or advisable for the execution, delivery and performance of the Alliance Agreements.

         The following is only a summary of the principal terms of the Alliance Agreements and does not purport to be a complete description of such documents.

A.       Stock Purchase Agreement
         ------------------------

         The Stock Purchase Agreement obligates the Purchaser to buy and the Company to sell, at Closing, 2,000,000 shares (the "Purchased Shares") of the Company's Common Stock, par value $0.15 per share (the "Common Stock"), at a price of $11.35 per share, for an aggregate purchase price of $22,700,000. The Purchased Shares will represent, after issuance, approximately 11.5% of the outstanding voting securities of the Company.

         The Stock Purchase Agreement provides that, as long as the Purchaser owns at least 10% of the outstanding voting securities of the Company, the Purchaser will be entitled to designate one of its employees, who is approved by the Company, to have visitation rights to all proceedings of the Company's Board of Directors (the "Board"), other than executive sessions and meetings of any committees of the Board. The Stock Purchase Agreement contains certain limitations on the manner in which the Purchaser may vote the Purchased Shares or any other voting securities of the Company held by it.

         Under the Stock Purchase Agreement, the Company approves the Purchaser's acquisition of up to 25% of the Company's outstanding voting securities under the Company's Stockholder Protection Agreement (the "Rights Agreement") and under Delaware General Corporation Law Section 203 (with respect to transactions with "interested stockholders," i.e., holders of 15% or more of the Company's voting securities). This right, however, is subject to the Standstill Agreement, discussed below. In addition, if the Company allows any person (other than an institutional investor) to acquire more than 25% of the



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Company's voting securities and the Company takes action to cause its Rights
Agreement not to apply to such person, the Company must also allow the Purchaser to acquire the same percentage ownership amount and must take action to cause its Rights Agreement not to apply to that extent.

         Under the Stock Purchase Agreement, in certain circumstances, if the issuance of voting stock by the Company to a third party causes the Purchaser's ownership percentage of the Company's then outstanding voting securities to be reduced, the Purchaser will have the right to purchase additional voting securities from the Company on the same terms offered to such third party in order to restore the Purchaser's ownership percentage to the level of ownership immediately prior to such issuance. This right is subject to the Standstill Agreement and does not apply to awards or grants of Company voting securities under its compensatory benefit plans.

         The Stock Purchase Agreement provides the Company with a right of first refusal to purchase the Purchased Shares, and the Company may assign such right to a third party.

         Pursuant to the Stock Purchase Agreement, the Purchaser may not sell more than 200,000 of the Purchased Shares in any 3-month period (except in a registered offering) and, in connection with any sale, will use its best efforts to effect as wide a distribution as reasonably practicable, including, but not limited to, avoiding selling to any buyer that would own more than 5% of the Company's voting securities after the sale.

         The Stock Purchase Agreement requires the Company to give the Purchaser written notice of the occurrence or announcement of certain change in control and other events, including the acquisition by a third party of 5% or more of the Company's voting securities, the announcement of friendly tender offers and the commencement of proxy election contests. In addition, the Company must notify the Purchaser if, under the Company's existing agreements with Hewlett-Packard Company ("HP"), the Company notifies HP of its intent to effectuate a merger, business combination or sale of all or substantially all of the Company's assets which would trigger a 30-day exclusive negotiating period with HP.

         The Stock Purchase Agreement terminates when the Purchaser holds less than 1,000,000 shares of Common Stock (adjusted for stock splits, combinations and other recapitalizations). In addition, either party may terminate the Stock Purchase Agreement if the other party has materially violated or failed to perform any of its respective covenants or agreements under the Stock Purchase Agreement or if the Closing does not occur within 130 days of the date of the Stock Purchase Agreement.

B.       Standstill Agreement
         --------------------

         The Standstill Agreement provides that until one year after the end of the initial term of the Distribution Agreement, unless earlier terminated as discussed below, the Purchaser will not, without the prior consent of the Company (i) acquire or propose to acquire more than 25% of the voting securities of the Company, other than in certain enumerated circumstances; (ii) propose to



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enter into any merger or business combination involving the Company or to purchase a material portion of the assets of the Company; (iii) request that the Company take any action which might require the Company to make a public announcement regarding the possibility of a business combination or merger involving the Company or sale of a material portion of the assets of the Company; or (iv) make any "solicitation" of "proxies", or vote or become a "participant" in any "election contest" (as such terms are defined in Regulation 14A of the Securities Exchange Act of 1934, as amended). In addition, the Purchaser may not, as part of or together with any other group, acquire or propose to acquire any voting securities of the Company, if immediately after such acquisition, such persons, in the aggregate, would beneficially own more than 45% of the Company's voting securities.

         The Standstill Agreement will terminate if (i) the Company materially breaches any of the Alliance Agreements; (ii) a third party (other than an institutional investor or HP) acquires or has the right to acquire 15% or more of the voting securities of the Company; (iii) HP acquires voting securities which results in HP beneficially owning over 25% of the Company's voting securities and the Company takes action to cause its Rights Agreement not to apply thereto; (iv) the Company executes a definitive agreement with respect to a transaction which would result in its then current stockholders owning less than a majority of the Company's voting securities or involving a sale of all or substantially all of the Company's assets; (v) a third party makes a tender or exchange offer to purchase the Company's voting securities and the Company takes action to cause its Rights Agreement not to apply, responds favorably or responds neutrally; (vi) at least a majority of the Company's directors is sought to be removed as a result of a proxy contest; or (vii) the Stock Purchase Agreement has been terminated in accordance with its terms without the Closing having occurred.

C.       Research Agreement
         ------------------

         Pursuant to the terms of the Research Agreement, the Company will conduct research and will develop products primarily to be commercialized by the Purchaser. Such research and development will be funded by the Purchaser and the Purchaser will have exclusive worldwide commercialization rights to the products developed under the Research Agreement subject to rights previously granted to third parties and certain other limitations. The parties have identified two initial projects to pursue under the Research Agreement, including the research and development of tests useful in the diagnosis and treatment of myocardial infarction and coronary artery disease.

         The Company and the Purchaser will jointly own the intellectual property which is developed during the course of work performed under the Research Agreement. In addition, the Purchaser will license certain of its intellectual property to the Company which is necessary to develop and manufacture the products contemplated by the Research Agreement.

         The Research Agreement terminates upon expiration or termination of the Distribution Agreement, unless earlier terminated as provided therein. Upon expiration or early termination of the Research Agreement, both the Company and the Purchaser will be permitted to distribute the products developed under the Research Agreement in the territory covered by the Distribution Agreement.



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D.       Distribution Agreement
         ----------------------

         Under the Distribution Agreement, the Purchaser will become, subject to the existing rights of the Company's other international distributors, the exclusive worldwide distributor of the Company's handheld blood analyzer products (including cartridges) and any new products the Company may develop for use in the professionally attended human healthcare delivery market. Upon expiration of such other distributors' rights, the Purchaser's rights will become exclusive worldwide. The Purchaser will also have a right of first negotiation in the event that the Company determines to grant to a third party the right to distribute any of the Company's products in the consumer self-testing market.

         The Distribution Agreement provides that the Purchaser will not market, distribute or sell competitive products during the term of the Distribution Agreement.

         Under the Distribution Agreement, the Purchaser will assume the Company's product sales to U.S. customers (the "Base Business") at no profit to the Purchaser, and the Company and the Purchaser will share in the incremental profits derived from the product sales beyond the Base Business. The Purchaser will prepay to the Company a total of $25,000,000 during the first three years of the Distribution Agreement as guaranteed future gross margin to the Company on such incremental sales. Such prepayments of future gross margin will be repaid by the Company to the Purchaser as a credit against actual purchases by the Purchaser of incremental units above the Base Business. The parties expect that distribution under the Distribution Agreement will commence in the United States on January 1, 1999.

         The Distribution Agreement expires on December 31, 2003, subject to automatic extensions for additional one-year periods, unless either party provides the other with at least 12 months prior written notice, except that the Company may terminate the Distribution Agreement on December 31, 2001 if the Purchaser fails to achieve the three- year milestone minimum growth rate in sales of the Company's products covered by the Distribution Agreement. If the Distribution Agreement is terminated, other than (i) by the Company for cause or for the Purchaser's failure to achieve the three-year milestone minimum growth rate; or (ii) by the Purchaser if the Purchaser delivers the requisite notice terminating the Distribution Agreement after the initial term, then, the Company will be obligated to pay to the Purchaser a one-time termination fee calculated to compensate the Purchaser for a portion of its costs in undertaking the distribution relationship, and residual payments for five years following termination based on a percentage of the Purchaser's net sales of the Company's products during the final twelve months of the Distribution Agreement. In the event that such termination occurs within the first three years of the Distribution Agreement, the Company also must refund the Purchaser for any gross margin prepayments made and not yet credited to the Purchaser at the time of such termination.


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E.       Registration Rights Agreement
         -----------------------------

         Under the Registration Rights Agreement, and subject to the conditions and limitations set forth therein, the Company will agree to register with the Securities and Exchange Commission for public sale, the Purchased Shares upon request by the Purchaser (the "Demand Rights"). The Company is not obligated to file a registration statement for the Purchased Shares (i) if for less than 1,000,000 shares or for shares with an aggregate value of less than $15,000,000 (unless such shares represent all of the Purchased Shares then held by Purchaser); (ii) within 12 months after closing of any other registration of the Company's Common Stock; or (iii) within 180 days after HP has requested registration. In addition, the Purchaser is not entitled to Demand Rights within 180 days of the Company's determination to register its shares in an underwritten public offering or in connection with a strategic transaction.

         The securities entitled to be registered exclude any securities that may be freely sold under Rule 144. The Purchaser shall also have the right to include all or a portion of its voting securities of the Company in a registration for the account of the Company or the account of other security holders exercising their respective registration rights (the "Piggyback Rights"). Both the Demand Rights and the Piggyback Rights are subject to certain rights previously granted to HP.

         The Demand Rights and Piggyback Rights may be transferred or assigned in connection with any transfer or assignment of registrable securities by the Purchaser, other than in a sale under Rule 144 or a registration effected pursuant to a demand registration or piggyback registration of the Purchaser, provided that the transferee or assignee agrees to be bound by the provisions of the Registration Rights Agreement.

         The Demand Rights and Piggyback Rights terminate at such time as the Purchaser can sell all of its remaining registrable securities within a single three month period pursuant to Rule 144 under the Securities Act of 1933, as amended.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      i-STAT CORPORATION


                                      By:/s/ Roger J. Mason
                                         -------------------
                                           Roger J. Mason
                                           Vice President of Finance, Treasurer
                                           and Chief Financial Officer





Date: August 4, 1998